Exhibit 99.3

                             JOINT FILER INFORMATION

1.    Name:                                  Isaac Perlmutter
      Address:                               P.O. Box 1028
                                             Lake Worth, FL 33460
      Designated Filer:                      Isaac Perlmutter
      Issuer and Ticker Symbol:              Marvel Enterprises Inc. (MVL)
      Statement for Month/Day/Year:          08/26/2003


2.    Name:                                  Object Trading Corp.
      Address:                               P.O. Box 1028
                                             Lake Worth, FL 33460
      Designated Filer:                      Isaac Perlmutter
      Issuer and Ticker Symbol:              Marvel Enterprises Inc. (MVL)
      Statement for Month/Day/Year:          08/26/2003


3.    Name:                                  Zib, Inc.
      Address:                               P.O. Box 1028
                                             Lake Worth, FL 33460
      Designated Filer:                      Isaac Perlmutter
      Issuer and Ticker Symbol:              Marvel Enterprises Inc. (MVL)
      Statement for Month/Day/Year:          08/26/2003


4.    Name:                                  Isaac Perlmutter Trust 01/28/1993,
                                             Isaac Perlmutter, Trustee
      Address:                               P.O. Box 1028
                                             Lake Worth, FL 33460
      Designated Filer:                      Isaac Perlmutter
      Issuer and Ticker Symbol:              Marvel Enterprises Inc. (MVL)
      Statement for Month/Day/Year:          08/26/2003



       /s/  Benjamin Dean                             Date: 08/27/2003
------------------------------------------                 -------------
      Benjamin Dean, attorney in fact
      for Isaac Perlmutter

Object Trading Corp.

By:  /s/    Benjamin Dean                             Date: 08/27/2003
   ---------------------------------------                 -------------
      Benjamin Dean, duly authorized

Zib, Inc.

By:  /s/    Benjamin Dean                             Date: 08/27/2003
   ---------------------------------------                 -------------
      Benjamin Dean, duly authorized


Isaac Perlmutter Trust 01/28/1993

By:  /s/    Benjamin Dean                             Date: 08/27/2003
   ---------------------------------------                 -------------
      Benjamin Dean, duly authorized